SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                     Date of Report (Date of earliest event
                            reported): March 28, 2001

                                 WorldCom, Inc.
                                ----------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Georgia
                                    -------
                 (State or Other Jurisdiction of Incorporation)

                                     0-11258
                                    -------
                            (Commission File Number)

                                   58-1521612
                                   ----------
                      (IRS Employer Identification Number)


              500 Clinton Center Drive, Clinton, Mississippi 39056
              ----------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (601) 460-5600

Item 9.  Regulation FD Disclosure.

On March 28, 2001, Bernard J. Ebbers, President and Chief Executive officer of WorldCom, Inc. ("WorldCom" or the "Company") gave a presentation at the Morgan Stanley Global Communications Conference in New York City.

Attached and incorporated herein by reference in its entirety as Exhibit 99.1 is a copy of Mr. Ebbers' slide presentation used at the March 28, 2001 conference.

The slide presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1993, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements concerning the timing of the separation of WorldCom's tracking stock groups, possible or assumed future results of operations of WorldCom, and individual market forecasts. Such forward-looking statements are subject to a number of uncertainties and other factors that could cause actual results to differ materially from such statements, including, without limitation, the effects of vigorous competition; the impact of technological change on WorldCom's business, new entrants and alternative technologies, and dependence on availability of transmission facilities; uncertainties associated with the success of acquisitions; risks of international business; regulatory risks in the United States and internationally; contingent liabilities; risks associated with Euro conversion efforts; uncertainties regarding the collectibility of receivables; risks associated with debt service requirements and interest rate fluctuations; and our financial leverage. For a more detailed description of the factors that could cause such a difference, please see WorldCom's filings with the Securities and Exchange Commission. WorldCom disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. WorldCom's filings with the SEC may be obtained without charge from the SEC's website at http://www.sec.gov. Holders of WorldCom's stock may also obtain each of these documents for free by directing your request to WorldCom, Inc., c/o Investor Relations Department, 500 Clinton Center Drive, Clinton, Mississippi 39056.

Investors and security holders are urged to read WorldCom's Registration Statement on Form S-4 (File No. 333- 5520) relating to the tracking stocks, including the prospectus and proxy statement. These documents relating to the tracking stock transaction may be obtained without charge from the SEC's website at http://www.sec.gov. Holders of the Company's stock may also obtain each of these documents for free by directing their request to Worldcom, Inc., c/o Investor Relations Department, 500 Clinton Center Drive, Clinton, Mississippi 39056. The Form S-4 has been filed with the SEC but has not yet become effective. The tracking stock may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This Form 8-K, and such proxy statement/prospectus does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of tracking stock in any state in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that state. No offering of tracking stock will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

The Company and other persons referred to below may be deemed to be participants in the solicitation of proxies of the Company's shareholders to adopt the proposals which will be set forth in the proxy statement contained in the Company's Registration Statement on Form S-4 relating to the tracking stocks. The participants in this solicitation may include the directors and executive officers of the Company, who may have an interest in the transaction including as a result of holding shares of common stock and/or options to acquire the same. A detailed list of the names and interests of the Company's directors and executive officers is contained in the Company's latest Form S-4 filing, which may be obtained without charge at the SEC's website at http://www.sec.gov.

Item 7. Exhibits.

Exhibit No.       Exhibit
99.1              Slide presentation of Bernard J. Ebbers, dated March 28, 2001

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: March 28, 2001


                                                   WorldCom, Inc.



                                                   By:/s/  Scott D. Sullivan
                                                      --------------------------
                                                         Scott D. Sullivan
                                                         Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.       Description of Exhibit

99.1              Slide presentation of Bernard J. Ebbers, dated March 28, 2001